Exhibit 99.1

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands, except per share/unit data and where indicated in millions)

As a result of not meeting certain debt service coverage ratios on the non-recourse mortgage indebtedness secured by a portfolio of industrial properties (collectively, the “Gulf Coast Industrial Portfolio”) located in New Orleans, Louisiana (seven properties), Baton Rouge, Louisiana (three properties) and San Antonio, Texas (four properties), (the “Gulf Coast Industrial Portfolio Mortgage”), the lender elected to retain the excess cash flow from these properties beginning in July 2011.  During the third quarter of 2012, the Gulf Coast Industrial Portfolio Mortgage was transferred to a special servicer, who discontinued scheduled debt service payments and notified the Company that the Gulf Coast Industrial Portfolio Mortgage was in default and although originally due in February 2017 became due on demand.

On June 5, 2018, the special servicer completed a partial foreclosure of the Gulf Coast Industrial Portfolio pursuant to which it foreclosed on the four properties located in San Antonio, Texas (the “San Antonio Assets”). The San Antonio Assets were sold in a foreclosure sale by the special servicer for an aggregate amount of approximately $20.7 million.

Upon consummation of the foreclosure sale, the buyers assumed the significant risks and rewards of ownership and took legal title and physical possession of the San Antonio Assets for the agreed upon sales price of $20.7 million. The Company simultaneously received an aggregate credit of approximately $20.7 million which it applied against the total outstanding indebtedness (approximately $19.6 million and $1.1 million of principal and accrued interest payable, respectively) of the Gulf Coast Industrial Portfolio Mortgage.

The aggregate carrying value of the assets transferred and the liabilities extinguished in connection with the foreclosure of the San Antonio Assets were approximately $13.6 million and $20.7 million, respectively.

Since the Company’s performance obligations were met at the closing of the foreclosure sales and the Company has no continuing involvement with the San Antonio Assets an aggregate gain on disposition of real estate of approximately $7.1 million was recognized during the second quarter of 2018.

As a result, the remaining outstanding principal of the Gulf Coast Industrial Portfolio Mortgage was approximately $30.6 million as of September 30, 2018. The Company accrues default interest expense on the Gulf Coast Industrial Portfolio Mortgage pursuant to the terms of the loan agreement.

On February 12, 2019, the Company and the current holder (the “Lender”) of the Gulf Coast Industrial Portfolio Mortgage entered into an assignment agreement (the “Assignment Agreement”) pursuant to which the Company assigned its membership interests in the remaining ten industrial properties of the Gulf Coast Industrial Portfolio located in New Orleans, Louisiana and Baton Rouge, Louisiana (collectively, the “Louisiana Assets”) to the Lender, with an effective date of February 7, 2019. Under the terms of the Assignment Agreement, the Lender assumed the significant risks and rewards of ownership and took legal title and physical possession of the Louisiana Assets and assumed all related liabilities, including the Gulf Coast Industrial Mortgage and its accrued and unpaid interest, and released the Company of any claims against the liabilities assumed.

The aggregate carrying value of the assets transferred and the liabilities extinguished in connection with the assignment of its ownership interests in the Louisiana Assets to the Lender was approximately $37.0 million and $49.6 million, respectively.

As a result, the Company has fully satisfied all of its obligations with respect to the Gulf Coast Industrial Portfolio Mortgage and all amounts accrued but not yet paid for interest (including default interest) and no amounts are due to the Lender. Additionally, the Company has no continuing involvement with the assets of Gulf Coast Industrial Portfolio.

Pro Forma Financial Statements

The following unaudited pro forma condensed consolidated financial statements have been prepared based on the historical financial statements of the Company after giving effect to the disposition of the Gulf Coast Industrial Portfolio resulting from the foreclosure sale of the San Antonio Assets which occurred on June 5, 2018 and the Assignment Agreement with respect to the Louisiana Assets which was effective February 7, 2019, and the assumptions and adjustments described in the accompanying notes to these unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated statements of operations give effect to the disposal transactions related to the Gulf Coast Industrial Portfolio by the Company as if they had occurred on January 1, 2015 and the unaudited pro forma condensed consolidated balance sheet gives effect to the disposal transactions related to the Gulf Coast Industrial Portfolio by the Company as if they had occurred on September 30, 2018, and as accounted for as discontinued operations. The unaudited pro forma condensed consolidated financial statements were derived by adjusting the historical financial statements of the Company for the removal of assets, liabilities, revenues and expenses associated with the Gulf Coast Industrial Portfolio and the pro forma adjustments described in the notes.

The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the audited historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, filed on March 12, 2018 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, filed on November 14, 2018.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or consolidated results of operations that would have actually been reported had the disposition occurred on January 1, 2015 for consolidated statements of operations purposes and as of September 30, 2018 for consolidated balance sheet purposes, nor are they necessarily indicative of the Company’s future consolidated financial position or consolidated results of operations. The unaudited pro forma condensed consolidated financial statements are based upon estimates and assumptions. These estimates and assumptions are preliminary and have been made solely for the purposes of developing this pro forma information.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2018

(Amounts in thousands, except per share data)

	Historical	Pro Forma Adjustments		Pro Forma

Assets

Net investment property	$161,024	$(32,971	)(a)	$128,053
Investment in related parties	114,791	-		114,791
Cash and cash equivalents	61,829	(185	)(a)	61,644
Marketable securities, available for sale	120,166	-		120,166
Prepaid expenses and other assets	13,279	(3,862	)(a)	9,417
Total Assets	$471,089	$(37,018)		$434,071

Liabilities and Stockholders' Equity
Mortgages payable, net	$117,186	$(30,642	)(a)	$86,544
Notes payable	18,613	-		18,613
Accounts payable, accrued expenses and other liabilities	23,824	(18,933	)(a)	4,891
Distributions payable	4,240	-		4,240
Total Liabilities	163,863	(49,575)		114,288

Commitments and contingencies

Stockholders' equity:

Total Company's stockholders' equity	291,997	12,557	(a)	304,554
	-			-
Noncontrolling interests	15,229	-		15,229
Total Stockholders' Equity	307,226	12,557		319,783
Total Liabilities and Stockholders' Equity	$471,089	$(37,018)		$434,071

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands, except per share data)

	For the Nine Months Ended September 30, 2018
	Historical	Gulf Coast Industrial Portfolio (b)	Pro Forma Adjustments		Pro Forma

Total revenues	$16,028	$(3,981)	$-		$12,047

Expenses:
Property operating expenses	5,005	(1,350)	-		3,655
Real estate taxes	1,283	(494)	-		789
General and administrative costs	3,291	8	(231	)(c)	3,068
Depreciation and amortization	5,217	(1,230)	-		3,987
Total operating expenses	14,796	(3,066)	(231)		11,499
Operating income	1,232	(915)	231		548

Interest and dividend income	14,328	(7)	-		14,321
Interest expense	(7,333)	3,011	-		(4,322)
Gain on disposition of real estate, net	7,137	(7,137)	-		-
Other income, net	1,243	(37)	-		1,206
Net income	16,607	(5,085)	231		11,753
Less: net income attributable to noncontrolling interests	(1,108)				(1,108)
Net income attributable to Company's common shares	$15,499				$10,645

Net income per Company’s common share, basic and diluted	$0.63				$0.43

Weighted average number of common shares outstanding, basic and diluted	24,575				24,575

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands, except per share data)

	For the Year Ended December 31, 2017
	Historical	Gulf Coast Industrial Portfolio (b)	Pro Forma Adjustments		Pro Forma

Total revenues	$41,078	$(6,433)	$-		$34,645

Expenses:
Property operating expenses	20,444	(2,173)	-		18,271
Real estate taxes	2,494	(876)	-		1,618
General and administrative costs	7,812	6	(340	)(c)	7,478
Depreciation and amortization	10,014	(1,796)	-		8,218
Total operating expenses	40,764	(4,839)	(340)		35,585
Operating income	314	(1,594)	340		(940)

Interest and dividend income	20,893	(17)	-		20,876
Interest expense	(13,636)	5,350	-		(8,286)
Gain on disposition of real estate, net	10,483	-	-		10,483
Other income, net	3,226	(179)	-		3,047
Net income	21,280	3,560	340		25,180
Less: net income attributable to noncontrolling interests	(1,097)				(1,097)
Net income attributable to Company's common shares	$20,183				$24,083

Net income per Company’s common share, basic and diluted	$0.81				$0.96

Weighted average number of common shares outstanding, basic and diluted	24,961				24,961

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands, except per share data)

	For the Year Ended December 31, 2016
	Historical	Gulf Coast Industrial Portfolio (b)	Pro Forma Adjustments		Pro Forma

Total revenues	$51,994	$(5,596)	$-		$46,398

Expenses:
Property operating expenses	27,130	(2,000)	-		25,130
Real estate taxes	3,085	(869)	-		2,216
General and administrative costs	5,028	(94)	(332	)(c)	4,602
Depreciation and amortization	11,377	(1,646)	-		9,731
Total operating expenses	46,620	(4,609)	(332)		41,679
Operating income	5,374	(987)	332		4,719

Interest and dividend income	19,567	(10)	-		19,557
Interest expense	(13,689)	5,468	-		(8,221)
Gain on disposition of real estate, net	23,705	-	-		23,705
Other income, net	495	(86)	-		409
Net income	35,452	4,385	332		40,169
Less: net income attributable to noncontrolling interests	(1,371)				(1,371)
Net income attributable to Company's common shares	$34,081				$38,798

Net income per Company’s common share, basic and diluted	$1.34				$1.53

Weighted average number of common shares outstanding, basic and diluted	25,426				25,426

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands, except per share data)

	For the Year Ended December 31, 2015
	Historical	Gulf Coast Industrial Portfolio (b)	Pro Forma Adjustments		Pro Forma

Total revenues	$55,850	$(6,242)	$-		$49,608

Expenses:
Property operating expenses	28,280	(2,050)	-		26,230
Real estate taxes	3,521	(758)	-		2,763
General and administrative costs	5,009	8	(328	)(c)	4,689
Depreciation and amortization	11,544	(1,613)	-		9,931
Total operating expenses	48,354	(4,413)	(328)		43,613
Operating income	7,496	(1,829)	328		5,995

Interest and dividend income	11,317	(4)	-		11,313
Interest expense	(15,145)	5,110	-		(10,035)
Gain on sale and redemption of marketable securities	34,710	-	-		34,710
Other income, net	7,583	(880)	-		6,703
Net income from continuing operations	45,961	2,397	328		48,686
Net income from discontinued operations	18,731	-	-		18,731
Net income	64,692	2,397	328		67,417
Less: net income attributable to noncontrolling interests	(4,468)				(4,468)
Net income attributable to common shares	$60,224				$62,949

Basic and diluted earnings per common share:
Continuing operations	$1.60				$1.71
Discontinued operations	0.73				0.73
Net earnings per common share	$2.33				$2.44

Weighted average number of common shares outstanding, basic and diluted	25,828				25,828

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in thousands, except per share/unit data and where indicated in millions)

Note 1. Basis of Pro Forma Presentation

The pro forma condensed consolidated financial statements included herein have been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission.

The unaudited pro forma condensed consolidated financial statements of the Company have been prepared based on the historical balance sheet of the Company as of September 30, 2018 and the historical statement of operations for the Company for the nine months ended September 30, 2018 and for each of the years in the three-year period ended December 31, 2017 after giving effect to the adjustments described below.

The Company employs accounting policies that are in accordance with accounting principles generally accepted in the United States of America. In management's opinion, all material adjustments necessary to reflect fairly the pro forma financial position and pro forma results of operations of the Company have been made.

The ongoing activity presented in these unaudited pro forma condensed consolidated financial statements represents the Company’s assets, liabilities, revenues and expenses that reflect the disposition of the Gulf Coast Industrial Portfolio resulting from the foreclosure sale of the San Antonio Assets which occurred on June 5, 2018 and the Assignment Agreement with respect to the Louisiana Assets which was effective on February 7, 2019. This pro forma financial information is presented for illustrative purposes only, and is not necessarily indicative of the consolidated operating results and consolidated financial position that might have been achieved had the transaction described above occurred on the dates indicated, nor is it necessarily indicative of the operating results and financial position that may occur in the future.

Note 2. Pro Forma Assumptions

Pro forma adjustments:

The accompanying unaudited pro forma financial statements have been prepared as if (i) the disposition was completed on September 30, 2018 for the balance sheet and (ii) the disposition was completed as of January 1, 2015 for statement of operations purposes and reflect the following pro forma adjustments:

a)	To reflect the assignment of the ownership interests of the remaining ten properties of the Gulf Coast Industrial Portfolio located in New Orleans, Louisiana and Baton Rouge, Louisiana (collectively, the “Louisiana Assets”) from the Company to the Lender and record the resulting estimated gain on disposition of real estate of approximately $12.6 million.
b)	To eliminate the associated revenues and direct expenses of the Gulf Coast Industrial Portfolio (including the San Antonio Assets for all periods through the date of the foreclosure sale which occurred on June 5, 2018.)
c)	To add back the asset management fees paid to the advisor by the Company with respect to the Gulf Coast Industrial Portfolio.

Note 3. Unaudited Pro Forma Earnings Per Share Data

Basic and diluted pro forma earnings per share were calculated using the weighted average shares outstanding of the Company for the nine months ended September 30, 2018 and for each of the years in the three-year period ended December 31, 2017.